UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2023

Tigo Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40710	83-3583873
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Campbell Technology Parkway, Suite 150 Campbell, California	95008
(Address of principal executive offices)	(Zip Code)

(408) 402-0802

(Registrant’s telephone number, including area code)

Roth CH Acquisition IV Co.

888 San Clemente Drive, Suite 400

Newport Beach, CA 92660

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TYGO	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock, at an exercise price of $11.50 per share	TYGOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on December 5, 2022, Roth CH Acquisition IV Co., a Delaware corporation (“ROCG”), Roth IV Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of ROCG (“Merger Sub”), and Tigo Energy, Inc., a Delaware corporation (“Legacy Tigo”), entered into an Agreement and Plan of Merger, as amended on April 6, 2023 (the “Merger Agreement”), pursuant to which, among other transactions, on May 23, 2023 (the “Closing Date”), Merger Sub merged with and into Legacy Tigo (the “Merger”), with Legacy Tigo surviving the Merger as a wholly-owned subsidiary of ROCG (the Merger, together with the other transactions described in the Merger Agreement, the “Business Combination”). In connection with the closing of the Business Combination (the “Closing”), ROCG changed its name to “Tigo Energy, Inc.” (sometimes referred to herein as “New Tigo”).

On May 18, 2023, ROCG held a special meeting of its stockholders (the “Special Meeting”) in connection with the Business Combination. At the Special Meeting, ROCG stockholders voted to approve the Business Combination with Legacy Tigo and the other related proposals. Prior to the Special Meeting, a total of 1,945,251 shares of common stock, par value $0.0001, of ROCG (“ROCG common stock”) were presented for redemption for cash at a price of approximately $10.40 per share in connection with the Special Meeting.

Under the terms of the Merger Agreement, immediately prior to the effective time of the Business Combination (the “Effective Time”), Legacy Tigo (i) caused each share of Legacy Tigo preferred stock issued and outstanding to be automatically converted into a number of shares of Legacy Tigo common stock (the “Legacy Tigo common stock”) in accordance with Legacy Tigo’s charter (the “preferred stock conversion”) and (ii) used reasonable best efforts to cause the “cashless” exercise of Legacy Tigo warrants (each, a “Legacy Tigo warrant”), in accordance with their terms, for Legacy Tigo common stock (the “warrant exercise”). As of the Closing Date, all holders of Legacy Tigo have exercised such warrants for shares of Legacy Tigo common stock.

Pursuant to the Merger Agreement, at the effective time of the Business Combination, each share of Legacy Tigo common stock issued and outstanding immediately prior to the Closing (including shares of Legacy Tigo common stock issued in the preferred stock conversion and warrant exercise prior to the Closing but excluding shares owned by Legacy Tigo or any direct or indirect wholly owned subsidiary of Legacy Tigo as treasury stock, shares owned by ROCG, and shares of Legacy Tigo common stock issued and outstanding immediately prior to the Effective Time held by a holder who has not voted in favor of adoption of the Merger Agreement or consented thereto in writing and who is entitled to demand and has properly exercised appraisal rights of such shares in accordance with Section 262 of the Delaware General Corporation Law (as it may be amended from time to time, the “DGCL”) and otherwise complied with all of the provisions of the DGCL relevant to the exercise and perfection of dissenters’ rights (such shares (the “dissenting shares”)) were cancelled and converted into the right to receive 0.233335 shares of common stock, par value $0.0001 per share, of New Tigo (the “Common Stock”).

At the Effective Time, each outstanding Legacy Tigo stock option (each, a “Legacy Tigo stock option”), whether vested or unvested, converted into an option to purchase a number of shares of New Tigo Common Stock equal to the product of (x) the number of shares of Legacy Tigo common stock underlying such Legacy Tigo stock option immediately prior to the Closing and (y) 0.233335, at an exercise price per share equal to (A) the exercise price per share of Legacy Tigo common stock underlying such Legacy Tigo stock option immediately prior to the Closing divided by (B) 0.233335.

At the Effective Time, after giving effect to the warrant exercise, each outstanding Legacy Tigo warrant to purchase Legacy Tigo common stock, whether or not exercisable, will be converted into a warrant to purchase a number of shares of New Tigo Common Stock equal to the product of (x) the number of shares of Legacy Tigo common stock underlying such Legacy Tigo warrant immediately prior to the Closing and (y) 0.233335.

Immediately after giving effect to the Business Combination, there were 58,144,543 issued and outstanding shares of New Tigo common stock. ROCG’s public units separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security and were delisted from the Nasdaq Stock Market LLC (“Nasdaq”). As of the Closing Date, our post-Closing directors and executive officers and their respective affiliated entities beneficially owned approximately 30.2% of the outstanding shares of New Tigo common stock, and the securityholders of ROCG immediately prior to the Closing (which includes the Sponsors and their affiliates) beneficially owned post-Closing approximately 3.1% of the outstanding shares of New Tigo common stock.

The New Tigo common stock and warrants commenced trading on Nasdaq under the symbols “TYGO” and “TYGOW”, respectively, on May 24, 2023.

The foregoing description of the Merger Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Unless context otherwise requires, “we,” “us,” “our” and the “Company” refer to New Tigo and its subsidiaries following the Closing. All references herein to the “Board” refer to the board of directors of New Tigo.

Item 1.01. Entry into a Material Definitive Agreement.

Indemnification Agreements

On May 23, 2023, in connection with the consummation of the Business Combination, the Company entered into separate indemnification agreements with each of its directors and executive officers. These indemnification agreements provide the directors and executive officers with contractual rights to indemnification and the advancement of certain expenses incurred by each such director or executive officer in any action or proceeding arising out of his or her services as one of the Company’s directors or executive officers.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the full text of the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Registration Rights Agreement

On May 23, 2023, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, the Company entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”) with CHLM Sponsor LLC, a Delaware limited liability company (“CHLM”), CR Financial Holdings, Inc., a New York company (“CRFH” and, together with CHLM, the “Sponsors”), certain stockholders of ROCG and certain stockholders of Legacy Tigo, pursuant to which, among other things, the Company agreed to undertake certain shelf registration obligations in accordance with the Securities Act of 1933, as amended (the “Securities Act”), and certain subsequent related transactions and obligations, including, among other things, undertaking certain registration obligations, and the preparation and filing of required documents. The material terms of the Registration Rights Agreement are described on page 249 of the final prospectus and definitive proxy statement, dated April 26, 2023 (the “Proxy Statement/Prospectus”), in the section entitled “Other Agreements—Registration Rights Agreement.”

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the form of Registration Rights, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Lock-Up Agreements and Bylaw Restrictions

On May 23, 2023, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, the Sponsors, certain holders of ROCG founder shares and the Requisite Company Stockholders (as defined in the Merger Agreement) entered into separate lock-up agreements (each, a “Lock-Up Agreement”) with the Company. Pursuant to the Lock-up Agreements, the Requisite Company Stockholders agreed, among other things, that their shares received as merger consideration may not be transferred until November 23, 2023, the date that is six months following the Closing Date. Pursuant to the Lock-up Agreements, the Sponsors and other holders of founder shares agreed, among other things, that their founder shares acquired prior to ROCG’s initial public offering may not be transferred until November 23, 2023, the date that is six months following the Closing Date. However, the aforementioned parties may transfer, subject to restrictions under applicable securities laws, (i) up to 5% of their common stock held immediately after Closing, or such common stock otherwise issued or issuable in connection with the Business Combination, until August 1, 2023, the date that is 90 days after Closing, and (ii), from August 22, 2023, the 91st day after Closing, through November 23, 2023, up to an additional 5% (for a total of up to 10% during such periods) of common stock held by the holder immediately after Closing; provided, that, for the avoidance of doubt, the remaining 90% of the common stock held by the holders immediately after Closing may be transferred beginning on November 23, 2023. The material terms of the Lock-Up Agreement are described beginning on page 248 of the “Proxy Statement/Prospectus in the section entitled “Other Agreements—Registration Rights Agreement.”

The foregoing description of the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the full text of the form of Lock-up Agreement, a copy of which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

In addition to the Lock-Up Agreements, the Bylaws (as defined below) contain a provision that also prohibits the transfer of shares of Common Stock of the Company held immediately following the Closing, or such shares of Common Stock otherwise issued or issuable in connection with the transactions contemplated by the Merger Agreement, until November 23, 2023. The Bylaws, similar to the Lock-Up Agreements, permit the transfer, subject to restrictions under applicable securities laws, (i) up to 5% of Common Stock held immediately after Closing, or such common stock otherwise issued or issuable in connection with the Business Combination, until August 1, 2023, the date that is 90 days after Closing, and (ii), from August 22, 2023, the 91st day after Closing, through November 23, 2023, up to an additional 5% (for a total of up to 10% during such periods) of Common Stock held by the holder immediately after Closing. The Bylaw provision applies to all shareholders of the Company that were issued shares of Common Stock of the Company in accordance with, and pursuant to, the Merger Agreement.

In connection with the consummation of the Business Combination, the Board released from the transfer restrictions contained in the Lock-Up Agreements and Bylaws, as applicable, an additional 3% of shares subject to such restrictions. As a result, the holders of shares subject to the transfer restrictions contained in the Lock-Up Agreements and Bylaws, as applicable, may transfer , subject to restrictions under applicable securities laws, up to 8% of their shares subject to such agreements immediately after the Closing.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure described in the “Introductory Note” of this Current Report on Form 8-K (this “Current Report”), which is incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as ROCG was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Current Report, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When we discuss our strategies or plans, we are making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, our management.

Forward-looking statements in this Current Report may include, for example, statements about:

●	our ability to recognize the anticipated benefits of the Business Combination;

●	the projected financial information, anticipated growth rate and market opportunities of the Company;

●	our ability to maintain the listing of our securities on Nasdaq;

●	our ability to develop and sell our product offerings and services;

●	manage risks associated with seasonal trends and the cyclical nature of the solar industry;

●	the potential liquidity and trading of our securities;

●	our ability to acquire and protect intellectual property;

●	manage risks associated with our dependence on a small number of outside contract manufacturers;

●	our ability to continue working with leading solar manufacturers;

●	our ability respond to fluctuations in foreign currency exchange rates and political unrest and regulatory changes in international markets into which we expand or otherwise operate in;

●	our ability to enhance future operating and financial results;

●	our ability to meet future liquidity requirements, which may require us to raise financing in the future;

●	our ability to retain or recruit, or changes required in, our officers, key employees or directors;

●	our ability to implement and maintain effective internal controls; and

●	factors relating to our business, operations and financial performance, including:

o	our ability to comply with laws and regulations applicable to our business;

o	market conditions and global and economic factors beyond our control;

o	our ability to compete in the highly-competitive and evolving solar industry;

o	our ability to continue to develop new products and innovations to meet constantly evolving customer demands;

o	our ability to enter into, successfully maintain and manage relationships with partners and distributors; and

o	our ability to acquire or make investments in other businesses, patents, technologies, products or services to grow the business, and realize the anticipated benefits therefrom.

We caution you that the foregoing list may not contain all of the forward-looking statements made in this Current Report. These forward-looking statements are only predictions based on our current expectations and projections about future events and are subject to a number of risks, uncertainties and assumptions, including those described in the section entitled “Risk Factors” and elsewhere in this Current Report. It is not possible for the management of the Company to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements in this Current Report.

The forward-looking statements included in this Current Report are made only as of the date hereof. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. We do not undertake any obligation to update publicly any forward-looking statements for any reason after the date of this Current Report to conform these statements to actual results or to changes in expectations, except as required by law. You should read this Current Report and the documents that have been filed as exhibits hereto with the understanding that the actual future results, levels of activity, performance, events and circumstances of the Company may be materially different from what is expected.

Business

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the sections entitled “Information about ROCG” and “Information about Tigo,” beginning on pages 121 and 153 of the Proxy Statement/Prospectus, respectively, all of which is incorporated herein by reference.

Risk Factors

Reference is made to the sections of the Proxy Statement/Prospectus entitled “Summary—Summary Risk Factors” and “Risk Factors,” beginning on pages 23 and 53 of the Proxy Statement/Prospectus, respectively, which is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of ROCG and Legacy Tigo.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy Tigo as of and for the three months ended March 31, 2023 and 2022 and for the years ended December 31, 2022 and 2021 are set forth herein as Exhibit 99.1 and are incorporated herein by reference.

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of ROCG as of and for the three months ended March 31, 2023 and 2022 is set forth in the Quarterly Report on Form 10-Q filed with the SEC on May 12, 2023 in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operation” beginning on page 21, which is incorporated herein by reference. The Management’s Discussion and Analysis of Financial Condition and Results of Operations of ROCG for the years ended December 31, 2022 and 2021 are included in the Proxy Statement/Prospectus in the section titled “ROCG Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 142 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Properties

Reference is made to the section of the Proxy Statement/Prospectus entitled “Information About Tigo—Properties,” on page 165 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of the Closing Date, after giving effect to the Business Combination, by:

●	each person known by us to be the beneficial owner of more than 5% of our Common Stock;

●	each person who is an executive officer or director of the Company; and

●	all executive officers and directors of the Company, as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security, or has the right to acquire such powers within 60 days.

The beneficial ownership of shares of common stock is calculated based on 58,144,543 shares of Common Stock outstanding after giving effect to the Business Combination.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	%
Directors and Named Executive Officers of the Company
Zvi Alon(2)	15,821,032	26.6%
Bill Roeschlein(3)	93,334	*
Jeffrey Sullivan	—	—
Jing Tian(3)	102,667	*
James (JD) Dillon(3)	102,667	*
Michael Splinter(4)	1,401,322	2.4%
Stanley Stern(5)	295,118	*
John Wilson	—	—
Tomer Babai(3)	32,666	*
Joan C. Conley(3)	102,667	*
All Directors and Executive Officers of the Company as a Group (10 Individuals)	17,951,473	30.2%

Five Percent Holders
Alon Ventures, LLC(6)	12,689,306	21.8%
Energy Growth Momentum II LP(7)	9,142,557	15.7%
Generation IM Climate Solutions Funds, L.P. (8)	8,043,244	13.8%
Tigo SPV LP(9)	5,208,625	9.0%
Clal Industries Ltd. (10)	4,584,422	7.9%
Sam Tramiel(11)	3,206,852	5.5%

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of the following individuals is c/o Tigo Energy, Inc. 655 Campbell Technology Parkway, Suite 150, Campbell, CA 95008.

(2)	Consists of: (i) 1,356,900 shares of Common Stock issuable upon exercise of stock options held by Mr. Alon, (ii) 12,689,306 shares of Common Stock held by Alon Ventures, LLC, a California limited liability company (“Alon Ventures”), for which Mr. Alon may be deemed to have voting or investment power over such securities, and (iii) 1,774,826 shares of Common Stock held by the Zvi and Ricki Alon Trust U/A/D June 29, 2017, for which Mr. Alon serves as Trustee and exercises investment decisions with respect to such securities.

(3)	Reflects the shares of Common Stock issuable upon exercise of stock options held by the applicable individual.

(4)	Consists of: (i) 137,666 shares of Common Stock issuable upon exercise of stock options held by Mr. Splinter, (ii) 1,123,656 shares of Common Stock held by the Splinter Roboostoff Rev Trust, for which Mr. Splinter serves as Trustee and exercises investment decisions with respect to such securities, (iii) 35,000 shares of Common Stock held by the Amanda Christine Splinter 2012 Irrevocable Trust Dtd 08/10/2012, for which Mr. Splinter serves as Trustee and exercises investment decisions with respect to such securities, (iv) 35,000 shares of Common Stock held by The Archie David Roboostoff 2012 Irrevocable Trust Dtd 08/10/2012, for which Mr. Splinter serves as Trustee and exercises investment decisions with respect to such securities, (v) 35,000 shares of Common Stock held by The Joshua Michael Splinter 2012 Irrevocable Trust Dtd 08/10/2012, for which Mr. Splinter serves as Trustee and exercises investment decisions with respect to such securities and (vi) 35,000 shares of Common Stock held by The Krista Diane Fenske 2012 Irrevocable Trust Dtd 08/10/2012, for which Mr. Splinter serves as Trustee and exercises investment decisions with respect to such securities.

(5)	Consists of: (i) 169,118 shares of Common Stock and (ii) 126,000 shares of Common Stock issuable upon the exercise of stock options.

(6)	Reflects the shares of Common Stock held by Alon Ventures. Mr. Alon may be deemed to have voting or investment power over the shares owned by Alon Ventures. The principal business address of Alon Ventures is 27673 Lupine Rd Los Altos Hills, CA 94022.

(7)	Consists of: (i) 9,133,224 shares of Common Stock and (ii) 9,333 shares of Common Stock issuable upon the exercise of stock options. Energy Growth Momentum GP II Limited (“EGM II GP”) is the general partner of Energy Growth Momentum II LP (“EGM II LP”) and has voting and dispositive power over all of the shares of Common Stock held by EGM II LP. The principal business address of EGM II LP is 1st & 2nd Floors, Elizabeth House, Les Ruettes Brayes, St Peter Port, Guernsey GY1 1EW.

(8)	Consists of: (i) 8,010,578 shares of Common Stock and (ii) 32,666 shares of Common Stock issuable upon the exercise of stock options. The principal business address of Generation IM Climate Solutions Funds, L.P. is PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Island.

(9)	Reflects the shares of Common Stock held by Tigo SPV LP (“Tigo SPV”). EGM II GP is the general partner of Tigo SPV and has voting and dispositive power over all of the shares of Common Stock held by Tigo SPV. The principal business address of Tigo SPV is 1st & 2nd Floors, Elizabeth House, Les Ruettes Brayes, St Peter Port, Guernsey GY1 1EW.

(10)	Reflects the shares of Common Stock held by Clal Industries Ltd. (“Clal Industries”). Each of Access Industries Holdings LLC (“AIH”), Access Industries, LLC (“Access LLC”), Access Industries Management, LLC (“AIM”), Clal Industries and Mr. Len Blavatnik may be deemed to share voting and investment power over shares owned directly by Clal Industries because (i) Mr. Blavatnik controls AIM, AIH, Access LLC and AI International GP Limited, the general partner of AI SMS (as defined below), (ii) AIM controls Access LLC and AIH, (iii) Access LLC controls a majority of the outstanding voting interests in AIH, (iv) AIH owns a majority of the equity of AI SMS L.P. (“AI SMS”), (v) AI SMS controls AI Diversified Holdings Ltd. (“Holdings Limited”), (vi) Holdings Limited owns AI Diversified Parent S.à r.l., which owns AI Diversified Holdings S.à r.l., which owns Access AI Ltd (“Access AI”), (vii) Access AI wholly owns Clal Industries. The address of Clal Industries is the Triangular Tower, 3 Azrieli Center, Tel Aviv 67023, Israel and the address of AIH, Access LLC, AIM and Mr. Blavatnik is c/o Access Industries Inc., 40 West 57th Street, New York, New York 10019, United States.

(11)	Consists of: (i) 1,978,406 shares of Common Stock held by Sam Tramiel and Felicia Tramiel, Trustees of the Tramiel Family Trust, for which Mr. Tramiel serves as Trustee and exercises investment decisions with respect to such securities, and (ii) 1,228,446 shares of Common Stock held by the Sam Tramiel Separate Trust, for which Mr. Tramiel serves as Trustee and exercises investment decisions with respect to such securities.

Directors and Executive Officers

Reference is made to the disclosure in the subsections entitled “Board of Directors” and “Executive Officers” in Item 5.02 of this Current Report, which are incorporated herein by reference. Further reference is made to the section of the Proxy Statement/Prospectus entitled “Management of the Combined Company Following the Business Combination,” beginning on page 188 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Reference is also made to the disclosure contained in the supplement to the Proxy Statement/Prospectus, dated May 19, 2023, which is incorporated herein by reference.

Information with respect to the independence of the Company’s directors is set forth in the Proxy Statement/Prospectus in the section entitled “Management of the Combined Company Following the Business Combination—Independence of our Board of Directors,” beginning on page 191 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Committees of the Board of Directors

Reference is made to the disclosure in the subsections entitled “Board of Directors” in Item 5.02 of this Current Report, which is incorporated herein by reference. Further reference is made to the section of the Proxy Statement/Prospectus entitled “Management of the Combined Company Following the Business Combination—Board Committees,” on page 192 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Executive Compensation

A description of the compensation of the named executive officers of Legacy Tigo prior to the consummation of the Business Combination is set forth in the section of the Proxy Statement/Prospectus entitled “Tigo Executive Officer and Director Compensation,” beginning on page 195 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Reference is also made to the disclosure contained in the supplement to the Proxy Statement/Prospectus, dated May 19, 2023, which is incorporated herein by reference.

At the Special Meeting, the ROCG stockholders approved the Tigo Energy, Inc. 2023 Equity Incentive Plan (the “Equity Incentive Plan”). The Company expects that the Board or the compensation committee of the Board will make grants of awards under the Equity Incentive Plan to eligible participants.

The Equity Incentive Plan is described in greater detail in the section of the Proxy Statement/Prospectus entitled “Proposal No.6 – The Equity Incentive Plan Proposal,” beginning on page 111 of the Proxy Statement/Prospectus, which is incorporated herein by reference. This summary and the foregoing description of the Equity Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Equity Incentive Plan, a copy of which is filed herewith as Exhibit 10.4 and is incorporated herein by reference.

Director Compensation

A description of the compensation of the directors of Legacy Tigo prior to the consummation of the Business Combination is set forth in the section of the Proxy Statement/Prospectus entitled “Tigo Executive Officer and Director Compensation—Non-Employee Director Compensation,” on page 198 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Employment Agreements

Reference is made to the sections of the Proxy Statement/Prospectus entitled “Management of the Combined Company Following the Business Combination—Compensation of the Combined Company Executive Officers and Directors” and “Tigo Executive Officer and Director Compensation — Executive Officer and Director Compensation Arrangements to Be Adopted in Connection with the Business Combination” and beginning on pages 193 and 198, respectively, which are incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Reference is made to the sections of the Proxy Statement/Prospectus entitled “Certain Relationships and Related Party Transactions” and “Management of the Combined Company Following the Business Combination—Independence of our Board of Directors,” beginning on pages 288 and 191 of the Proxy Statement/Prospectus, respectively, which are incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on our board of directors.

Legal Proceedings

Reference is made to the section of the Proxy Statement/Prospectus entitled “Information about Tigo—Legal Proceedings,” on page 165 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Prior to the Closing Date, ROCG’s publicly traded common stock, public warrants and units were listed on the Nasdaq Capital Market under the symbols “ROCG,” “ROCG” and “ROCGU,” respectively. Upon the consummation of the Business Combination, the Common Stock and the Company’s warrants began trading on Nasdaq under the symbols “TYGO” and “TYGOW,” respectively. ROCG’s publicly traded units automatically separated into their component securities upon the Closing, and as a result, no longer trade as a separate security and will be delisted from Nasdaq.

The Company has not paid any cash dividends on shares of its Common Stock to date. The payment of any cash dividends in the future will be within the discretion of the Board. The payment of cash dividends in the future will be contingent upon the Company’s revenues and earnings, if any, capital requirements, and general financial condition. It is the present intention of Board to retain all earnings, if any, for use in business operations, and accordingly, the Board does not anticipate declaring any dividends in the foreseeable future.

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “Proposal No.6 – The Equity Incentive Plan Proposal,” beginning on page 111 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The Equity Incentive Plan and the material terms thereunder, including the authorization of the initial share reserve thereunder, were approved by ROCG’s stockholders at the Special Meeting.

Recent Sales of Unregistered Securities

On August 5, 2021, simultaneously with the closing of ROCG’s initial public offering (the “IPO”), ROCG consummated the private placement (“Private Placement”) with initial stockholders of ROCG of 461,500 units (the “Private Units”), generating total proceeds of $4,615,000.

As contemplated in, and pursuant to the Merger Agreement, each outstanding Private Unit immediately prior to the Effective Time detached and entitled the holder thereof to one share of ROCG common stock and one-half of a ROCG warrant.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Description of Registrant’s Securities to be Registered

Reference is made to the section of the Proxy Statement/Prospectus entitled “Description of Capital Stock of the Combined Company,” beginning on page 280 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

Reference is made to the disclosure under the subheading “Indemnification Agreements” in Item 1.01 of this Current Report, which is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Not applicable.

Financial Statements, Exhibits and Supplementary Data

Reference is made to the disclosure in Item 9.01 of this Current Report, which is incorporated herein by reference.

Item 3.03. Material Modifications to Rights of Security Holders.

In connection with the consummation of the Business Combination, the Company changed its name to “Tigo Energy, Inc.,” filed a Second Amended and Restated Certificate of Incorporation (the “Charter”) with the Delaware Secretary of State on May 23, 2023, and adopted the Amended and Restated Bylaws (the “Bylaws”). Reference is made to the sections of the Proxy Statement/Prospectus entitled “Proposal No. 2—The Charter Proposal,” “Proposal No. 3—The Governance Proposal,” “Comparison of Stockholders’ Rights” and “Description of Capital Stock of the Combined Company,” beginning on pages 103, 106, 258 and 280 of the Proxy Statement/Prospectus, respectively, which are incorporated herein by reference.

This summary is qualified in its entirety by reference to the text of the Charter and the Bylaws, which are attached as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

Reference is made to the sections of the Proxy Statement/Prospectus entitled “Proposal No. 1–The Business Combination Proposal” and “The Merger Agreement,” beginning on pages 102 and 228, respectively, of the Proxy Statement/Prospectus, which is incorporated herein by reference. Further reference is made to disclosure in the section entitled “Introductory Note” and in Item 2.01 of this Current Report, each of which is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

Upon the consummation of the Business Combination, each director of ROCG and each executive officer of ROCG ceased serving in such capacities. On the Closing Date, and in accordance with the terms of the Merger Agreement, the Board became comprised of six individuals: Zvi Alon, Michael Splinter, Stanley Stern, John Wilson, Tomer Babai, and Joan C. Conley.

On the Closing Date, the Company’s audit committee consisted of Stanley Stern, Joan C. Conley, and Tomer Babai with Stanley Stern serving as the chair of the committee. The Board determined that each member of the audit committee qualifies as an independent director under the independence requirements of the Sarbanes-Oxley Act of 2002, as amended, Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable Nasdaq listing requirements and that Mr. Stern qualifies as an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K, and which member or members possess financial sophistication, as defined under the rules of Nasdaq.

On the Closing Date, the Company’s compensation committee consisted of Michael Splinter, Joan C. Conley and Stanley Stern. with Michael Splinter serving as chair of the committee. The Board determined that each member of the compensation committee is “independent” as defined under the applicable Nasdaq requirements and U.S. Securities and Exchange SEC rules and regulations.

On the date of the Closing, the Company’s nominating and corporate governance committee consisted of Joan C. Conley, Michael Splinter, and Tomer Babai with Joan C. Conley serving as chair of the committee. The Board determined that each member of the nominating and corporate governance committee is “independent” as defined under the applicable Nasdaq requirements and SEC rules and regulations.

Executive Officers

Upon the consummation of the Business Combination, the following individuals were appointed to serve as executive officers of the Company:

Name	Position
Zvi Alon	Chairman of the Board and Chief Executive Officer
Bill Roeschlein	Chief Financial Officer
Jeffrey Sullivan	Chief Operating Officer
Jing Tian	Chief Growth Officer
James (JD) Dillon	Chief Marketing Officer

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K under the headings “Executive Compensation,” “Director Compensation,” “Employment Agreements,” “Certain Relationships and Related Party Transactions, and Director Independence” and “Indemnification of Directors and Officers” is incorporated in this Item 5.02 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reference is made to the disclosure set forth in Item 3.03 of this Current Report, which is incorporated into this Item 5.03 by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On May 22, 2023, the Board adopted a new Code of Business Conduct and Ethics that applies to all of its employees, officers and directors, including its Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The above description of the Code of Business Conduct and Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Business Conduct and Ethics, a copy of which is filed as Exhibit 14.1 hereto and incorporated herein by reference.

A copy of the Company’s Code of Business Conduct and Ethics is also available on our website at https://investors.tigoenergy.com/corporate-governance/documents-charters. The information on the Company’s website does not constitute part of this Current Report and is not incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, ROCG ceased to be a shell company upon the Closing. The material terms of the Business Combination are described in the section of the Proxy Statement/Prospectus entitled “Proposal No. 1–The Business Combination Proposal,” beginning on page 102 of the Proxy Statement/Prospectus, and are incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On May 23, 2023, the Company issued a press release announcing the Closing. Reference is made to such press release, which is furnished as Exhibit 99.2 hereto and is incorporated herein by reference. The foregoing (including Exhibit 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited financial statements of ROCG as of and for the years ended December 31, 2022 and 2021 are included in the Proxy Statement/Prospectus on pages F-3 through F-24, and are incorporated herein by reference. The unaudited financial statements of ROCG as of and for the three months ended March 31, 2023 and 2022 are included in ROCG’s Quarterly Report on Form 10-Q filed with the SEC on May 12, 2023, and are incorporated herein by reference.

The audited consolidated financial statements of Legacy Tigo as of and for the years ended December 31, 2022 and 2021 are included in the in the Proxy Statement/Prospectus on pages F-26 through F-53, and are incorporated herein by reference. The unaudited consolidated financial statements of Legacy Tigo as of and for the three months ended March 31, 2023 and 2022 are set forth herein as Exhibit 99.3, and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of and for the three months ended March 31, 2023 and for the year ended December 31, 2022 is set forth herein as Exhibit 99.4, and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
2.1*†	Merger Agreement, by and among Roth CH Acquisition IV Co., Tigo Energy, Inc. and Roth IV Merger Sub Inc., dated as of December 5, 2022 (incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on S-4/A (File No. 333-264811), filed with the SEC on April 20, 2023).
2.2*	Amendment No. 1 to Merger Agreement by and among Roth CH Acquisition IV Co., Tigo Energy, Inc. and Roth IV Merger Sub Inc., dated as of April 6, 2023 (incorporated by reference to Exhibit 2.2 to the Company’s Registration Statement on S-4/A (File No. 333-264811), filed with the SEC on April 20, 2023).
3.1	Second Amended and Restated Certificate of Incorporation of Tigo Energy, Inc.
3.2	Amended and Restated Bylaws of Tigo Energy, Inc.
4.1*	Warrant Agreement, dated August 5, 2021, by and between the Registrant and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on S-4/A (File No. 333-264811), filed with the SEC on April 20, 2023).
4.2*	Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on S-4/A (File No. 333-264811), filed with the SEC on April 20, 2023).
4.3*	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on S-4/A (File No. 333-264811), filed with the SEC on April 20, 2023).
10.1*	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.22 to the Company’s Registration Statement on S-4/A (File No. 333-264811), filed with the SEC on April 20, 2023).
10.2	Amended and Restated Registration Rights Agreement, dated as of May 23, 2023, by and among Tigo Energy, Inc., CHLM Sponsor LLC, CR Financial Holdings, Inc., and each party listed under Holder on the signature pages thereto.
10.3	Form of Lock-Up Agreement (incorporated by reference to Exhibit 10.16 to the Company’s Registration Statement on S-4/A (File No. 333-264811), filed with the SEC on April 20, 2023).
10.4+	2023 Equity Incentive Plan of Tigo Energy, Inc.
10.5*	Promissory Note, dated as of December 5, 2022 (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 6, 2022).
10.6*+	2008 Stock Plan of Tigo Energy, Inc. (incorporated by reference to Exhibit 10.19 to the Company’s Registration Statement on S-4/A (File No. 333-264811), filed with the SEC on April 20, 2023).
10.7*+	2013 Officers and Directors Stock Plan Tigo Energy, Inc. (incorporated by reference to Exhibit 10.20 to the Company’s Registration Statement on S-4/A (File No. 333-264811), filed with the SEC on April 20, 2023).
10.8*+	Amended and Restated 2018 Stock Plan of Tigo Energy, Inc. (incorporated by reference to Exhibit 10.21 to the Company’s Registration Statement on S-4/A (File No. 333-264811), filed with the SEC on April 20, 2023).
10.9*+	Employment Agreement, by and between Zvi Alon and Tigo Energy, Inc. (incorporated by reference to Exhibit 10.23 to the Company’s Registration Statement on S-4/A (File No. 333-264811), filed with the SEC on April 20, 2023).
10.10*+	Employment Agreement, by and between Bill Roeschlein and Tigo Energy, Inc. (incorporated by reference to Exhibit 10.24 to the Company’s Registration Statement on S-4/A (File No. 333-264811), filed with the SEC on April 20, 2023).
10.11*	Convertible Promissory Note Purchase Agreement, dated as of January 9, 2023, by and among Tigo Energy, Inc. and the purchasers identified therein (incorporated by reference to Exhibit 10.25 to the Company’s Registration Statement on S-4/A (File No. 333-264811), filed with the SEC on April 20, 2023).
10.12*	Convertible Promissory Note, dated as of January 9, 2023 (incorporated by reference to Exhibit 10.26 to the Company’s Registration Statement on S-4/A (File No. 333-264811), filed with the SEC on April 20, 2023).
14.1	Code of Business Conduct and Ethics.
21.1	Subsidiaries of Tigo Energy, Inc.
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Tigo Energy, Inc. as of and for the three months ended March 31, 2023 and 2022 and for the years ended December 31, 2022 and 2021.
99.2	Press release, dated May 23, 2023, announcing the closing of the business combination.
99.3	Unaudited consolidated financial statements of Tigo Energy, Inc. as of and for the three months ended March 31, 2023.
99.4	Unaudited pro forma condensed combined financial information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Previously filed.

+	Indicates management contract or compensatory plan.

†	Annexes, schedules and exhibits to this Exhibit omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2023

TIGO ENERGY, INC.

By:	/s/ Bill Roeschlein
Name:	Bill Roeschlein
Title:	Chief Financial Officer